Exhibit 99.1

November 17, 2009 Stephens Inc. Fall Investment Conference

Safe Harbor This presentation includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time. Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management. The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the Company made with the SEC, such as the Company’s most recent Report on Form 10-K. You should not place undue reliance upon these forward-looking statements. Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.

Key Investment Highlights Douglas Mackie President & CEO

Great Lakes Dredge & Dock Largest provider of dredging, land reclamation and shore replenishment services in the U.S. Leader in Federally protected domestic market Largest and most diverse U.S. dredging fleet Only U.S. dredge operator with significant foreign presence Technical expertise and ability to meet increasingly stringent environmental regulations and job complexity Fleet capacity to compete for multiple projects across domestic market sectors and internationally Proprietary system with historical data for bidding and estimating projects YTD REVENUE BY WORK TYPE $462 million Note: YTD data is as of September 30, 2009. YTD DOMESTIC BID MARKET SHARE Bid Market: $845 million Maintenance 27% Capital 55% Beach Nourishment 10% Demolition 8% Great Lakes 50% Weeks 27% Other 8% Manson 6% Norfolk 9%

Dredging Overview Capital – deepening of ports, land reclamation, and excavation of underwater trenches Beach Nourishment – creating and rebuilding of beaches Maintenance – maintaining depth of shipping channels Types of Dredging Army Corps of Engineers is the largest user of dredging services Foreign governments State and local government entities Private entities (e.g., oil companies, utilities) Customers Capital Beach Nourishment Maintenance

Large and Flexible Fleet in U.S. and Middle East Markets Hopper Hydraulic Cutterhead Mechanical 11 Vessels (7 domestic, 4 Middle East) Has only large electric cutterhead available in the U.S. for environmentally sensitive regions requiring lower emissions 10 Vessels (4 domestic, 6 Middle East) Highly mobile, with the ability to operate in rough waters Little interference with other ship traffic 5 Vessels (all domestic) Operates one of two environmentally friendly electric clamshell dredges in the U.S. Maneuverability in tight areas such as docks and terminals 25 material transportation barges and 169 other specialized support vessels Estimated fleet replacement cost in excess of $1.5 billion in current market Types of Dredges

Favorable Competitive Dynamics The U.S. domestic dredging market is protected from international competition Foreign Dredge Act of 1906 (the “Dredging Act”) and the Merchant Marine Act of 1920 (the “Jones Act”) effectively prohibit foreign dredges and foreign-owned dredging companies from operating in the U.S. New dredges are expensive and require long construction lead times Strict job bonding and regulatory certification requirements Dredging projects are growing increasingly complex, which enhances the need for specialized equipment Consolidating U.S. capacity with exit of competitor (Bean) in 2007 No new material entrants to the industry in recent years

Industry and Company Overview

Attractive Catalysts in the Dredging Market American Recovery and Reinvestment Act – (Stimulus Spending) In February 2009, the President signed this act, which authorized a $787 billion stimulus plan Expected to contribute $350 - $400 million to dredging market between May 2009 and October 2010 Harbor Maintenance Trust Fund (HMTF) Expected to be included in the new Water Resources Development Act (WRDA) legislation to be introduced in first quarter of 2010 Anticipated to provide $250 - $500 million of additional annual dredging work Coastal Impact Assistance Program (CIAP) CIAP is a shorter term federal plan to provide money from offshore drilling to six coastal states (Alabama, Alaska, California, Louisiana, Mississippi, Texas) Mississippi Coastal Improvements Program (MCIP) Part of the “Supplemental Appropriations Act of 2009” signed into law by President Obama in June of this year Includes $400 million for barrier island and ecosystem restoration to restore storm-damaged shorelines along the Mississippi Gulf Coast Panama Canal Expansion Will make maintaining and deepening U.S. East and Gulf Coast ports even more critical

Growing Bid Market BID MARKET BY WORKTYPE ($ in millions) $727.2 $714.0 $603.1 $783.1 $845.4 0.0 100.0 200.0 300.0 400.0 500.0 600.0 700.0 800.0 $900.0 2005 2006 2007 2008 Sept 2009 YTD Capital Maintenance Beach

Domestic Dredging Industry Demand Drivers U.S. ports 5’ – 10’ shallower vs. foreign ports Domestic port development required to support larger, deeper draft ships - even more important with current expansion of the Panama Canal Water Resources Development Act (“WRDA”) Long-term funding for wetland and coastal marshes Other port development Capital Three Year Average Bid Market Size: $275 million Three Year Average GLDD Revenue: $137 million

Domestic Dredging Industry Demand Drivers U.S. port capacity currently operating at only 45% vs. goal of 95% Potential incremental funding source from Harbor Maintenance Trust Fund Naturally occurring silt build-up and volatile weather New capital projects increase need for ongoing maintenance Waterways need to be maintained to ensure navigability 65% of the YTD domestic bid market consisted of maintenance projects Three Year Average Bid Market Size: $294 million Three Year Average GLDD Revenue: $82 million Maintenance

Domestic Dredging Industry Demand Drivers Storm activity and ongoing erosion Growing population in coastal communities 23 of the 25 most densely populated counties are coastal Importance of beach assets to the local tourism industry Beaches along the East and Gulf Coasts in critical need of nourishment Strong near-term outlook for bidding activity Three Year Average Bid Market Size: $132 million Three Year Average GLDD Revenue: $83 million Beach Nourishment ILLUSTRATIVE BEACH NOURISHMENT PROJECT

International projects tend to be larger and have a longer duration vs. domestic projects Middle East has provided a strong market for the company historically, and is expected to continue to provide attractive utilization opportunities in the future Company looking to other international markets Great Lakes is Well Positioned to Compete Globally Three Year Average GLDD Revenue: $133 million International

Financial Highlights Deborah Wensel Senior VP & CFO

Financial Performance ANNUAL EBITDA (a) ANNUAL REVENUE (a) EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense. 2005 EBITDA also excludes non-cash write down of goodwill and intangibles of $5.7 million. Please see reconciliation of Net Income to EBITDA at the end of this presentation. ($ in millions) QUARTERLY EBITDA QUARTERLY REVENUE $140.0 $142.5 $179.2 $163.0 $142.8 $145.3 0 50 100 150 $200 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 $423.4 $426.0 $515.8 $586.9 $624.7 0 100 200 300 400 500 600 $700 2005 2006 2007 2008 LTM Sept 2009 Domestic Capital Maintenance Beach Foreign Capital Demolition $16.0 $28.4 $14.6 $15.9 $22.6 $12.9 10.2% 15.9% 9.2% 9.8% 10.9% 15.8% 0 5 10 15 20 25 $30 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% Dredging Demolition % Margin 2005 2006 2007 2008 LTM September 2009 $85 65 45 25 5 (15) $45.1 $52.6 $57.5 $55.9 $80.1 20.0% 16.0% 12.0% 8.0% 4.0% 0.0% 10.7% 12.3% 11.1% 9.5% 12.8%

Significantly Improved Financial Flexibility ($ in millions) (a) Growth and other capital expenditures during the year of 2007 includes the purchase of four vessels. LEVERAGE CAPEX $15.5 $21.3 $22.9 2.4x 3.7x 3.3x 3.6x 6.4x 2.0 3.0 4.0 5.0 6.0 7.0x 2005 2006 2007 2008 Sept 2009 Net Debt / EBITDA $12.7 $29.8 $111.0 (a) $44.5 $18.2 0.0 20.0 40.0 60.0 80.0 100.0 $120.0 2005 2006 2007 2008 Sept 2009 YTD Maintenance Growth & Other

Growing Backlog BACKLOG BY SEGMENT ($ in millions) (a) Foreign backlog at September 30, 2008 and December 31,2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009 $415.4 (a) $420.1 $384.7 (a) $360.4 $369.2 $278.2 0.0 100.0 200.0 300.0 400.0 $500.0 2005 2006 2007 2008 Sept 2008 Sept 2009 Capital Maintenance Beach Foreign Demolition

Investment Highlights Attractive long-term industry prospects and near-term revenue catalysts Federal stimulus (American Recovery and Reinvestment Act) is expected to add $350 - $400 million to domestic dredging market Harbor Maintenance Trust Fund initiative could add an incremental $250 - $500 million of dredging work annually Other funding sources expected to add $300 - $500 million in dredging projects over the next few years Solid backlog of contracted revenue and strong financial performance Current backlog of $420.1 million EBITDA has grown from $45.1 million in 2005 to $80.1 million in the LTM period ending 9/30/09 Strong International Presence Only U.S. dredger with significant foreign presence Flexible fleet enables GLDD to bid globally and reposition vessels as necessary Proven management team focused on growth and improving financial flexibility Executive management team has, on average, 25 years of industry experience Opportunistic acquirer of dredging assets at attractive prices De-leveraging track record Net Debt / EBITDA of 6.4x in 2005 vs. 2.4x in September 2009

Appendix

Reconciliation of Net Income to EBITDA Annual EBITDA Reconciliation Quarterly EBITDA Reconciliation ($ in millions) FYE Ending December 31, YTD 2005 2006 2007 2008 9/30/09 "Net Income Attributable to Great Lakes Dredge & Dock Corp" ($6.9) $2.2 $7.1 $5.0 $16.4 Non-Cash Goodwill and intangibles Write Down $5.7 $0.0 $0.0 $0.0 $0.0 Interest Expense 23.1 24.3 17.5 17.0 12.3 Income Tax Expense (1.4) 1.0 6.4 3.8 10.7 Depreciation and Amortization 24.6 25.1 26.5 30.1 24.6 EBITDA $45.1 $52.6 $57.5 $55.9 $64.0 ($ in millions) Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 "Net Income Attributable to Great Lakes  Dredge & Dock Corp" $1.4 $1.8 $7.3 $7.4 $1.7 Interest Expense 4.3 4.2 4.3 4.7 3.2 Income Tax Expense 0.9 1.3 5.2 4.6 0.9 Depreciation and Amortization 8.0 8.8 11.6 5.9 7.1 EBITDA $14.6 $16.1 $28.4 $22.6 $12.9